POWER OF ATTORNEY
                               __________


          I, ANDREW E. ANDERSON, do hereby constitute and appoint JOHN C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Controller and Principal Accounting Officer of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange
Act of 1934, as amended.

Date:  ___January 19_______, 1995.


                               _______Andrew E. Anderson_________

                                      Andrew E. Anderson

In Presence of:

_______Denise R. Stein__________

_______Kathy M. Naylor__________




                            POWER OF ATTORNEY

                               __________




          I, JOHN C. MAC FARLANE, do hereby constitute and appoint D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President and Chief Executive Officer, Principal Executive Officer and Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ___January 4________, 1995.



                            __________John C. MacFarlane_________

                                      John C. MacFarlane
In Presence of:

______Becky Luhning_______________

______Lori D. Dawkins_____________

                            POWER OF ATTORNEY

                               __________




          I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ____January 5_______, 1995



                            __________Robert N. Spolum___________

                                      Robert N. Spolum
In Presence of:

________Janis Blauton______________

________W. T. Todd_________________

                           POWER OF ATTORNEY

                               __________




          I, NATHAN I. PARTAIN, do hereby constitute and appoint JOHN C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ____January 9_______, 1995.

                            ___________Nathan I. Partain_________

                                       Nathan I. Partain
In Presence of:

_____Maureen A. Dalton, Notary_____

___________________________________

                       POWER OF ATTORNEY

                          __________


          I, DAYLE DIETZ, do hereby constitute and appoint JOHN
C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ___January 10_______, 1995.


                            __________Dayle Dietz________________

                                      Dayle Dietz
In Presence of:

_____Mel Isley_____________________

_____Marlys Frederickson___________

                      POWER OF ATTORNEY

                          __________


          I, JAMES L. STENGEL, do hereby constitute and appoint JOHN C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ___January 4________, 1995.


                            __________J. L. Stengel______________

                                      James L. Stengel
In Presence of:


_____Victoria C. Cunningham________

_____Jean G. Stengel_______________

                     POWER OF ATTORNEY

                         __________


          I, THOMAS M. BROWN, do hereby constitute and appoint JOHN C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ___January 3________, 1995.

                            ___________Thomas M. Brown___________

                                       Thomas M. Brown
In Presence of:

_____Donna M. Hull_________________

_____K. K. Schmidt_________________

                      POWER OF ATTORNEY

                          __________


          I, MAYNARD D. HELGAAS, do hereby constitute and appoint JOHN C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ___January 3________, 1995.


                            __________Maynard D. Helgaas_________

                                      Maynard D. Helgaas
In Presence of:

_____Jamie Heidinger_______________

_____Renee Valenta_________________

                        POWER OF ATTORNEY

                            __________


          I, KENNETH L. NELSON, do hereby constitute and appoint JOHN C. MAC FARLANE, D. R. EMMEN, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ____January 16______, 1995



                            __________Kenneth L. Nelson__________

                                      Kenneth L. Nelson
In Presence of:

____Mike Holper____________________

____Denny Iverson__________________

                        POWER OF ATTORNEY

                            __________


          I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN C. MAC FARLANE, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Sr. Vice President, Finance of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1994, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  ___January 3________, 1995.

                            __________Dennis R. Emmen____________

                                      Dennis R. Emmen
In Presence of:

____Lori K. Haiby__________________

____Lori D. Dawkins_______________